Promissory Notes (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Promissory Notes Payable [Member]
Schedule of Accounts, Notes, Loans and Financing Receivable [Table Text Block]
	March 31,	December 31,
	2017	2016
Year of issuance:
(a) 2016 (due November 2016)	$10,000	$10,000
(b) 2017 (due May 2017)	100,000	-
Accrued interest	15,433	251
Promissory notes payable, net	$125,433	$10,251

(a) In 2016, the Company issued $170,000 of promissory notes to various outside investors, with simple interest rates ranging from 4% - 9% and a weighted average term at issuance of approximately three months. As of March 31, 2017 and December 31, 2016, a $10,000 note remained outstanding and was past due, and $350 and $251 of accrued interest is recorded as of March 31, 2017 and December 31, 2016.

(b) In January 2017, the Company issued a $100,000 unsecured promissory note to an outside investor, with a term of 120 days and a fixed interest charge consisting of 6% of the principal in cash plus 6% of the principal in shares of common stock at a price of $0.75 per share, or 8,000 shares. Because the interest charge is fixed and due in full at any repayment date regardless of the stated maturity date, the Company recorded accrued interest of $13,040, representing the total fair value of the charge, at the inception of the note.

	December 31,
	2016	2015
Year of issuance:
2015 (due June 2016)	$-	$100,000
2016 (due November 2016)	10,000	-
Accrued interest	251	425
Total principal and interest	10,251	100,425
Debt discount – unamortized balance	-	(36,018)